Exhibit 10.3

Execution Version

LOCK-UP AGREEMENT

May 12, 2026

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, New York 10022

Re: High-Trend International Group, Proposed Offering

Ladies and Gentlemen:

The undersigned understands that you ( “AGP” or the “Placement Agent”) propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with High-Trend International Group, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), providing for the Company’s offering and sale (the “Offering”) of ordinary shares (the “Shares”), par value $0.0025 per share (the “Ordinary Shares”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Placement Agency Agreement.

In consideration of the execution of the Placement Agency Agreement by AGP, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of AGP, the undersigned will not, directly or indirectly, (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Ordinary Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Ordinary Shares; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Ordinary Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending 60 days after the Closing Date (the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) transactions relating to Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or any other securities acquired in the open market after the completion of the Offering,; (b) bona fide gifts of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company) or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or as part of a distribution, transfer or disposition to its members, partners, shareholders or other equity holders of the undersigned; (c) any transfer of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares by will or intestate succession upon the death of the undersigned; (d) transfer of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares to an immediate family member (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b), (c) and (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall agree to not voluntarily make any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period and if any filing under Section 16(a) of the Exchange Act, or other public filing, report, or announcement reporting a change of beneficial ownership of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares in connection with such transfer or distribution, shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer; and (iii) except in the case of the death of the undersigned, the undersigned notifies AGP at least two (2) business days prior to the proposed transfer or disposition; (e) the transfer of shares to cover the applicable exercise price or tax withholding obligations, including estimated taxes, for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or upon the exercise of warrants to purchase Ordinary Shares, or other similar taxable event, in each case on a “cashless” or “net exercise” basis, provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act or other public filing, report, or announcement, reporting a reduction in beneficial ownership of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required exercise price or tax withholding obligations, including estimated taxes, as the case may be; (f) transfers of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares pursuant to a bona fide third party tender offer made to all holders of the Ordinary Shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Ordinary Shares and any securities convertible into or exercisable or exchangeable for Ordinary Shares shall remain subject to the restrictions set forth herein; (g) the vesting of equity awards, the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Ordinary Shares issued upon such vesting, exercise or conversion; (h) the establishment of any, or the continued use of any existing, contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that except for already existing plans, no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further that any such Rule 10b5-1 Plan shall not provide for the sale of Ordinary Shares during the Lock-Up Period; provided further, that the Company shall not voluntarily report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period, except as required by applicable law or regulation; (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of 1933, as amended (the “Securities Act”), of the undersigned’s Ordinary Shares, provided that no transfer of the undersigned’s Ordinary Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s Ordinary Shares during the Lock-Up Period; and (j) transfers of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction); provided that as a condition of any transfer pursuant to this clause (j), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, or other public filing, report, or announcement reporting a reduction of beneficial ownership of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares in connection with such transfer, shall indicate, to the extent permitted by such section and related rules and regulations, that such transfer is pursuant to an order of a court or regulatory agency. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Agreement except in compliance with this Lock-Up Agreement.

It is understood that, if the Company notifies AGP that it does not intend to proceed with the Offering, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Agreement.

The undersigned understands that the Company and AGP will proceed with the Offering in reliance on this Lock-Up Agreement.

This Lock-Up Agreement shall automatically terminate upon (a) the termination of the Placement Agency Agreement prior to the issuance and delivery of the Shares, (b) the date that either the Company or AGP provides written notice to the other that it has determined not to proceed with the proposed Offering and, with respect to the Company, is terminating this Lock-Up Agreement on behalf of all of the Company’s holders of securities subject to a Lock-Up Agreement, provided that the Company and AGP shall not have executed the Placement Agency Agreement on or prior to such date. Notwithstanding anything herein to the contrary, this Lock-Up Agreement shall lapse and become null and void if the closing of the Offering shall not have occurred on or before May 19, 2026.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

[Signature page follows]

Very truly yours,

(Name)

(Signature)

(Name of Signatory, in the case of entities – Please Print)

(Title of Signatory, in the case of entities – Please Print)

Address: